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                                   GMO TRUST

                       SUPPLEMENT DATED MARCH 26, 2004 TO
       GMO TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2003,
                          AS AMENDED JANUARY 30, 2004


GMO EMERGING MARKETS FUND

Effective immediately, the following non-fundamental investment restriction for GMO Emerging Markets Fund is added to the list of non-fundamental investment restrictions under "Investment Restrictions -- Non-Fundamental Restrictions:"

         (7) With respect to the Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the "UCITS Regulations"), hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund's net assets.

In addition, the sentence immediately following the list of non-fundamental investment restrictions under "Investment Restrictions -- Non-Fundamental Restrictions:" is replaced in its entirety by the following:

         Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.